LOAN AGREEMENT
                                   $2,000,000
                                     between
                            THE FEMALE HEALTH COMPANY
                                   as Borrower
                                       and
                                 HEARTLAND BANK
                                    as Lender
                            Dated as of May 18, 2001

                                TABLE OF CONTENTS
                                -----------------

                                                                                Page
                                                                                ----
ARTICLE 1 - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
     Section  1.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . .     1
     Section  1.2  Other Provisions. . . . . . . . . . . . . . . . . . . . . .     6
     Section  1.3  Exhibits and Schedules. . . . . . . . . . . . . . . . . . .     7

ARTICLE 2 - CREDIT FACILITY. . . . . . . . . . . . . . . . . . . . . . . . . .     1
     Section  2.1  Revolving Credit Loans. . . . . . . . . . . . . . . . . . .     7
     Section  2.2  Repayment of Revolving Credit Loan. . . . . . . . . . . . .     7
     Section  2.3  Revolving Credit Note . . . . . . . . . . . . . . . . . . .     7
     Section  2.4  Prepayment of Credit Loan . . . . . . . . . . . . . . . . .     8

ARTICLE 3 - GENERAL LOAN PROVISIONS. . . . . . . . . . . . . . . . . . . . . .     8
     Section  3.1  Interest. . . . . . . . . . . . . . . . . . . . . . . . . .     8
     Section  3.3  Increased Costs and Reduced Returns . . . . . . . . . . . .     8
     Section  3.4  Manner of Payment . . . . . . . . . . . . . . . . . . . . .     9
     Section  3A.1  Payments . . . . . . . . . . . . . . . . . . . . . . . . .     9

ARTICLE 4 - CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . . .    10
     Section  4.1 Conditions Precedent to All Loans. . . . . . . . . . . . . .    10
     Section  4.3  Conditions  Precedent  to Subsequent Term Loan A
                   Advances and Revolving Loan Advances. . . . . . . . . . . .    11

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF BORROWER . . . . . . . . . . . .    12
     Section  5.1 Representations and Warranties . . . . . . . . . . . . . . .    12
     Section  5.2 Survival of Representations and Warranties, Etc. . . . . . .    14

ARTICLE 6 - AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . . .    15
     Section  6.1 Preservation of Corporate Existence and Similar Matters. . .    15
     Section  6.2 Compliance with Applicable Law . . . . . . . . . . . . . . .    15
     Section  6.3 Payment of Taxes and Claims. . . . . . . . . . . . . . . . .    15
     Section  6.4 Accounting Methods and Financial Records . . . . . . . . . .    15
     Section  6.5 Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . .    15
     Section  6.6 Hazardous Waste and Substances; Environmental Requirements .    15
     Section  6.7 Accuracy of Information. . . . . . . . . . . . . . . . . . .    15
     Section  6.8 Revisions or Updates to Schedules. . . . . . . . . . . . . .    16
     Section  6.10 Conduct of Business . . . . . . . . . . . . . . . . . . . .    16
     Section  6.10 Insurance . . . . . . . . . . . . . . . . . . . . . . . . .    16
     Section  6.11. Issuance of Shares . . . . . . . . . . . . . . . . . . . .    16
     Section  6.12  Reservation of Shares Upon Conversion. . . . . . . . . . .    16

ARTICLE 7 - INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
     Section  7.1 Financial Statements . . . . . . . . . . . . . . . . . . . .    16
     Section  7.2 Authorization. . . . . . . . . . . . . . . . . . . . . . . .    17
     Section  7.3 Copies of Other Reports. . . . . . . . . . . . . . . . . . .    17
     Section  7.4 Notice of Litigation and Other Matters . . . . . . . . . . .    17
     Section  7.5 ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . .    18


ARTICLE 8 - NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . . . .    18
     Section  8.1 Merger, Consolidation and Sale of Assets . . . . . . . . . .    18
     Section  8.2 Transactions with Affiliates . . . . . . . . . . . . . . . .    18
     Section  8.3. Protection of Lender's Rights . . . . . . . . . . . . . . .    18
     Section  8.4  Dividends/Distributions . . . . . . . . . . . . . . . . . .    18
     Section  8.5 Reclassification, Merger, Sale of Assets, etc. . . . . . . .    18
     Section  8.6 Split, Subdivision or Combination of Shares. . . . . . . . .    19
     Section  8.7 No Impairment. . . . . . . . . . . . . . . . . . . . . . . .    19
     Section  8.8 Warrants . . . . . . . . . . . . . . . . . . . . . . . . . .    19

ARTICLE 9 - DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
     Section  11.1 Events of Default . . . . . . . . . . . . . . . . . . . . .    19
     Section  9.2 Remedies . . . . . . . . . . . . . . . . . . . . . . . . . .    21
     Section  9.3 Application of Proceeds. . . . . . . . . . . . . . . . . . .    21
     Section  9.4 Miscellaneous Provisions Concerning Remedies . . . . . . . .    21

ARTICLE 10 - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . .    22
     Section  10.1 Notices . . . . . . . . . . . . . . . . . . . . . . . . . .    22
     Section  10.2 Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .    22
     Section  10.3 Stamp and Other Taxes . . . . . . . . . . . . . . . . . . .    23
     Section  10.4 Setoff. . . . . . . . . . . . . . . . . . . . . . . . . . .    23
     Section  10.5 Dispute Resolution. . . . . . . . . . . . . . . . . . . . .    23
     Section  10.7 Reversal of Payments. . . . . . . . . . . . . . . . . . . .    24
     Section  10.8 Injunctive Relief . . . . . . . . . . . . . . . . . . . . .    24
     Section  10.9 Accounting Matters. . . . . . . . . . . . . . . . . . . . .    24
     Section  10.10 Assignment; Participation. . . . . . . . . . . . . . . . .    24
     Section  10.11 Amendments . . . . . . . . . . . . . . . . . . . . . . . .    24
     Section  10.12 Performance of Borrowers' Duties . . . . . . . . . . . . .    24
     Section  10.13 Indemnification. . . . . . . . . . . . . . . . . . . . . .    25
     Section  10.14 All Powers Coupled with Interest . . . . . . . . . . . . .    25
     Section  10.15 Survival . . . . . . . . . . . . . . . . . . . . . . . . .    25
     Section  10.16 Severability of Provisions . . . . . . . . . . . . . . . .    25
     Section  10.17 Governing Law. . . . . . . . . . . . . . . . . . . . . . .    25
     Section  10.18 Counterparts . . . . . . . . . . . . . . . . . . . . . . .    25
     Section  10.19 Final Agreement. . . . . . . . . . . . . . . . . . . . . .    25
     Section  10.20 Purchase of Insurance. . . . . . . . . . . . . . . . . . .    25
     Section  10.21 Oral Agreements. . . . . . . . . . . . . . . . . . . . . .    26

                             EXHIBITS AND SCHEDULES

EXHIBIT  A     FORM  OF  LOAN  NOTE



SCHEDULE  5.1(m)     Borrower  locations
SCHEDULE  5.1(p)     ERISA
SCHEDULE  5.1(r)     Capital  Structure

                                 LOAN AGREEMENT

     This Loan Agreement is entered into as of this 18th day of May, 2001 by and between THE FEMALE HEALTH COMPANY, a Wisconsin corporation ("Borrower") and HEARTLAND BANK, a federal savings bank (the "Lender");

                                   WITNESSETH:

     WHEREAS, the Borrower desires to establish a credit facility with Lender for the purpose of redeeming some of the outstanding corporate securities issued by the Borrower; and

     WHEREAS, upon and subject to the terms and conditions set forth herein, the Lender is willing to make loans and advances to the Borrower.

     NOW,  THEREFORE,  the  Borrower  and  the  Lender  hereby agree as follows:

                             ARTICLE 1 - DEFINITIONS

     Section  1.1     Definitions.  For  the  purposes  of  this  Agreement:
                      -----------

     "Affiliate"  means,  with  respect  to a Person, (a) any officer, director,
      ---------
employee, member or managing agent of such Person, (b) any spouse, parents, brothers, sisters, children and grandchildren of such Person, (c) any association, partnership, trust, entity or enterprise in which such Person is a director, officer or general partner, (d) any other Person that, (i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 5% or more of any class of voting stock or partnership, membership or other interest of such Person or any Subsidiary of such Person, or (iii) 5% or more of the voting stock or partnership, membership or other interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other interests, by contract or otherwise.

     "Agreement"  means  this  Agreement,  including  the Exhibits and Schedules
      ---------
hereto, and all amendments, modifications and supplements hereto and thereto and restatements hereof and thereof.

     "Agreement  Date"  means  the  date  as  of  which this Agreement is dated.
      ---------------

     "Benefit  Plan"  means an employee benefit plan as defined in Section 3(35)
      -------------
of ERISA (other than a Multiemployer Plan) in respect of which a Person or any Related Company is, or within the immediately preceding 6 years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

     "Borrower" means The Female Health Company, a Wisconsin corporation and its
      --------
successors  and  assigns.

     "Borrowing  Officer"  means  each  individual  of  Borrower  who  is  duly
      ------------------
authorized  by  Borrower  to  submit  a  request  for  a  Loan  Advance.

     "Business  Day" means any day other than a Saturday, Sunday or other day on
      -------------
which  banks  in  St.  Louis,  Missouri  are  authorized  to  close.

     "Code"  means  the  Internal  Revenue Code of 1986, as amended from time to
      ----
time.

     "Credit  Loan"  means  the  loan  made to Borrower pursuant to SECTION 2.1.
      ------------

     "Credit  Note"  means  the  Promissory Note made by Borrower payable to the
      ------------
order of the Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of the Credit Loan made to it by the Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor).

     "Default"  means  any of the events specified in SECTION 9.1 that, with the
      -------
passage of time or giving of notice or both, would constitute an Event of Default.

     "Default  Rate"  means  the  annual  rate  described  in  SECTION  3.1(B).
      -------------

     "Dollar"  and  "$"  means  freely  transferable  United  States  dollars.
      ------         -

     "Effective  Date"  means  the  later of (a) the Agreement Date, and (b) the
      ---------------
first date on which all of the conditions set forth in SECTION 4.1 shall have been fulfilled or waived by the Lender.

     "Effective Interest Rate" means the rate of interest per annum on the Loans
      -----------------------
in  effect  from  time  to  time  pursuant  to  the  provisions  of Section 3.1.

     "Environmental  Laws"  means all federal, state, local and foreign laws now
      -------------------
or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

     "ERISA"  mean  the  Employee  Retirement Income Security Act of 1974, as in
      -----
effect  from  time  to  time,  and  any  successor  statute.

     "Event  of  Default"  means  any  of  the  events specified in SECTION 9.1.
      ------------------

     "Financing  Statements"  means  the  Uniform  Commercial  Code  financing
      ---------------------
statements executed and delivered by Guarantors to the Lender, naming the Lender as secured party and Guarantor as debtor, in connection with the perfection of the security interests granted by this Agreement or the other Guaranty Security Documents.

     "GAAP"  means generally accepted accounting principles in the United States
      ----
consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of the Person referred to.

     "Governmental  Approvals"  means  all  authorizations, consents, approvals,
      -----------------------
licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local, foreign national or provincial, and all agencies thereof.

     "Governmental  Authority"  means any government or political subdivision or
      -----------------------
any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Guarantors"  means,  collectively,  Stephen  M. Dearholt, James R. Kerber,
      ----------
Thomas Bodine, Geneva O. Parrish 1996 Living Trust and such other Persons who may in the future Guarantee any of the Obligations.

     "Guaranty", "Guaranteed" or to "Guarantee," as applied to any obligation of
      --------    ----------         ---------
another  Person  shall  mean  and  include:

     (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

     (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation or to assure the owner of such obligation against loss, (iii) the supplying of funds to, or in any other manner investing in, the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

     "Guaranty  Security  Documents"  means  each  (a)  Financing Statement, (b)
      -----------------------------
Pledge Agreement, and (c) other writing executed and delivered by any Person guaranteeing the Obligations.

     "Guaranty  Sublimits"  shall  equal  the  aggregate  amount  of Obligations
      -------------------
guaranteed  by  the  Guarantors  pursuant  to  the  Limited  Guaranties.

     "Indebtedness" of any Person means, without duplication (a) all obligations
      ------------
for money borrowed or for the deferred purchase price of property or services or in respect of reimbursement obligations under letters of credit, (b) all obligations represented by bonds, debentures, notes and accepted drafts that represent extensions of credit, (c) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (d) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, (e) the sum of all undrawn amounts and all drawings under any letters of credit for which the Person has reimbursement obligations, and (f) in the case of Borrower (without duplication), the Loans.

     "Lender"  means  Heartland Bank, a federal savings bank, and its successors
      ------
and  assigns.

     "Lender's Office" means the office of the Lender specified in or determined
      ---------------
in  accordance  with  the  provisions  of  SECTION  10.1(C).

     "Liabilities"  means  all  liabilities of a Person determined in accordance
      -----------
with GAAP and includable on a balance sheet of such Person prepared in accordance with GAAP.

     "Lien"  as  applied  to the property of any Person means: (a) any mortgage,
      ----
deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a capitalized lease obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person, (c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws) or otherwise be given any priority whatsoever over general unsecured creditors of such Person, and (d) the filing of, or any agreement to give, any financing statement under the UCC or its equivalent in any jurisdiction.

     "Limited  Guaranties"  means  those  certain  Continuing  Secured  Limited
      -------------------
Guaranties issued in favor of the Lender by each of the Guarantors dated as of the date hereof.

     "Loans"  means  any  loan made to Borrower pursuant to SECTIONS 2.1 and all
      -----
extensions, renewals and modifications thereto, as well as all such Loans collectively.

     "Loan  Documents"  means,  collectively,  this  Agreement,  the  Note,  the
      ---------------
Registration Rights Agreement, the Warrant, the Guaranty Security Documents, the Limited Guaranties and each other instrument, agreement and document executed and delivered by Borrower in connection with this Agreement and each other instrument, agreement or document referred to herein or contemplated hereby.

     "Loan  Maturity  Date"  means  May  18,  2004.
      --------------------

     "Material  Adverse  Effect"  means  any act, omission, event or undertaking
      -------------------------
which would, singly or in the aggregate, have a material adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of Borrower, (b) upon the ability of Borrower to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (c) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of Lender to enforce any rights or remedies under or in connection with any Loan Document; in any case, whether resulting from any single act, omission, situation, status, event, or undertaking, together with other such acts, omissions, situations, statuses, events, or undertakings.

     "Multiemployer  Plan"  means  a  "multiemployer plan" as defined in Section
      -------------------
4001(a)(3) of ERISA to which Borrower or a Related Company is required to contribute or has contributed within the immediately preceding 6 years.

     "Note"  means  the  Credit  Note,  the  form of which is attached hereto as
      ----
EXHIBIT A, and any amendments, modifications, restatements, replacements, renewals or refinancings thereof.

     "Obligations"  means,  in  each  case whether now in existence or hereafter
      -----------
arising, (a) the principal of and interest and premium, if any, on, and expenses related to, the Loans and (b) all indebtedness, liabilities, obligations, overdrafts, covenants and duties of Borrower to the Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and whether or not for the payment of money under or in respect of the Loans, this Agreement, any Note or any of the other Loan Documents.

     "Obligors"  means Borrower, Guarantors, each party to the Guaranty Security
      --------
Documents (other than the Lender), and each other party at any time primarily or secondarily, directly or indirectly, liable on any of the Obligations.

     "PBGC"  means  the  Pension  Benefit  Guaranty Corporation or any successor
      ----
agency.

     "Person"  means an individual, corporation, partnership, association, trust
      ------
or unincorporated organization or a government or any agency or political subdivision thereof.

     "Pledge  Agreements"  means those certain pledge agreements entered into by
      ------------------
and between Lender and each Guarantor, dated as of even date herewith, whereby each Guarantor pledged, to Lender, its interest in certain warrants for the purchase of stock in Borrower, and the corresponding shares of stock issuable upon exercise of the warrants.

     "Registration  Rights  Agreement"  means  that  certain Registration Rights
      -------------------------------
Agreement entered into by and between Borrower and Lender, dated as of even date herewith, whereby Borrower agreed to provide to Lender certain registration rights under the Securities Act of 1933, as amended, with respect to the Shares.

     "Related  Company"  means, as to any Person, any (a) corporation which is a
      ----------------
member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in CLAUSE (A) above or any partnership, trade or business described in CLAUSE (B) above.

     "Restricted  Distribution"  by  any  Person  means  (a)  its  retirement,
      ------------------------
redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities or partnership interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests, and (d) any other payment by such Person in respect of such securities or partnership interests.

     "Restricted  Payment" means (a) any redemption, repurchase or prepayment or
      -------------------
other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Obligations and trade debt), and (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person.

     "Security  Interest" means the Liens of the Lender on and in any collateral
      ------------------
effected by any of the Guaranty Security Documents or pursuant to the terms hereof or thereof.

     "Shares"  means  shares  of  common  stock  of  the  Borrower issuable upon
      ------
exercise  of  the  Warrant.

     "Subsidiary"  means  a  Person  of which an aggregate of 50% or more of the
      ----------
stock of any class or classes or 50% or more of membership or other ownership interests is owned of record or beneficially by such other Person or by one or more Subsidiaries of such other Person or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock or other ownership interests (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest.

     "Termination  Event"  means  (a) a "Reportable Event" as defined in Section
      ------------------
4043(b) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan.

     "UCC"  means  the Uniform Commercial Code as in effect from time to time in
      ---
the  State  of  Missouri.

     "Unfunded  Vested Accrued Benefits" means, with respect to any Benefit Plan
      ---------------------------------
at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds (b) the fair market value of all Benefit Plan assets allocable to such benefits, as determined using such reasonable actuarial assumptions and methods as are specified in the Schedule B (Actuarial Information) to the most recent Annual Report (Form 5500) filed with respect to such Benefit Plan.

     "Warrant"  means  that  certain  Warrant,  dated  as  of even date herewith
      -------
executed by the Borrower in favor Lender whereby Lender is entitled to subscribe for and purchase Shares from Borrower.

     Section  1.2     Other  Provisions.
                      -----------------

     (a) All terms in this Agreement, the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

     (b) Except as otherwise expressly provided herein, all accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP including, without limitation, applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

     (c) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.

     (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

     (e) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

     (f) Each definition of a document in this Agreement shall include such document as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

     (g) Except where specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns permitted hereunder or under such Loan Document.

     (h) Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Loan Document, such time shall be the local time in St. Louis, Missouri.

     (i) Whenever the phrases "to the knowledge of Borrower," or "known to," or words of similar import relating to the knowledge of Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of the President, the chief financial officer or any officer or manager of the Borrower, or (ii) the knowledge that such Persons would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonable specific inquiries (excepting those situations and circumstances wherein a reasonably prudent person would not consider it appropriate to make any such inquiry) as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

     (j) The terms accounts, chattel paper, documents, equipment, instruments, general intangibles and inventory, as and when used (without being capitalized) in this Agreement or the Guaranty Security Documents, shall have the meanings given those terms in the UCC.

     Section  1.3     Exhibits  and  Schedules.  All  Exhibits  and  Schedules
                      ------------------------
attached  hereto  are  by  reference  made  a  part  hereof.


                           ARTICLE 2 - CREDIT FACILITY

     Section 2.1     Credit Loans.  Upon the terms and subject to the conditions
                     ------------
of, and in reliance upon the representations and warranties made under, this Agreement, the Lender shall make Credit Loans to Borrower from time to time from the date hereof to the Loan Maturity Date (each, a "Loan Advance"), as requested by Borrower in accordance with the terms of SECTION 2.1.2, in an aggregate principal amount outstanding not to exceed at any time $2,000,000.

     2.1.1     Limitation  on  Loan  Advances.  Notwithstanding  anything to the
               ------------------------------
contrary contained herein, no Loan Advance will be made if such advance would result in the aggregate amount of all Credit Loans to exceed the lesser of the
(a) $2,000,000.00 (the "Loan Commitment"), or (b) the Maximum Available Amount. No Loan Advance will be made on or after the Loan Maturity Date. The "Maximum Available Amount" on any date shall be a Dollar amount equal to the Guaranty
Sublimits  divided  by  one  and  twenty  five  one  hundredths  (1.25).

     2.1.2     Loan  Advance Borrowing Procedure. Subject to the Loan Commitment
               ---------------------------------
and the limitations set forth herein, Borrower may request a Loan Advance by submitting a Loan Advance Request to Lender via mail or facsimile in the form of EXHIBIT A attached to the Note. Every such advance request shall be irrevocable. Only a request from a Borrowing Officer to Lender that specifies
(i) the amount of the Loan Advance, to be made and (ii) the date the proceeds of such Loan Advance is requested to be made available to Borrower (the "Loan Advance Date") shall be treated as a "Loan Advance Request". Each Loan Advance
Request shall be written. Provided that all conditions precedent thereto hereunder have been met, Lender will make the amount of each such requested advance available to Borrower in immediately available funds in Dollars at the Lender's Office.

     Section  2.2     Repayment  of  Credit  Loan.  The  Credit  Loan is due and
                      ---------------------------
payable and shall be repaid in full by the Borrower on the Loan Maturity Date in the amount of the then unpaid balance of the Credit Loan and all accrued and unpaid interest thereon.

     Section  2.3     Credit  Note.  The  Credit  Loan  and  the  obligation  of
                      ------------
Borrower to repay such Credit Loan shall be evidenced by a single Credit Note payable to the order of the Lender. Such Credit Note shall be dated the Effective Date and be duly and validly executed and delivered by Borrower.

     Section  2.4     Prepayment  of  Credit  Loan.
                      ----------------------------

               (a)     Voluntary  Prepayments.  Borrower shall have the right at
                       ----------------------
any time and from time to time, to wholly or partially repay the Credit Loan at any time without premium or penalty. Any amount prepaid many not be re-borrowed.

               (b)     Mandatory  Prepayments.  If  at any time the Credit Loans
                       ----------------------
exceed the Maximum Available Amount, Borrower shall on demand make a payment to Lender in the amount of the excess. Each such prepayment shall be applied to reduce the Credit Loan.


                       ARTICLE 3 - GENERAL LOAN PROVISIONS
     Section  3.1     Interest.
                      --------

     (a)     Interest Rate of Credit Loans.  The Credit Loan shall bear interest
             -----------------------------
at a per annum rate equal to ten percent (10%) ("Loan Rate") on the unpaid principal amount of the Credit Loans for each day from the day a Credit Loan was made until the Credit Loans are paid in full (whether at maturity, by reason of acceleration or otherwise).

     (b)     Default  Rate.  From  and  after  the  occurrence  of  an  Event of
             -------------
Default, the unpaid principal amount of each Obligation shall bear interest until paid in full (or, if earlier, until such Event of Default is cured or waived in writing by the Lender) at a rate per annum equal to four percent (4%) plus the rate otherwise in effect under SECTION 3.1, payable on demand. The interest rate provided for in this SECTION 3.1(B) shall to the extent permitted by applicable law apply to and accrue on the amount of any judgment entered with respect to any Obligation and shall continue to accrue at such rate during any proceeding described in SECTION 9.1(G) or (H).

     (c) The interest rates provided for in SECTIONS 3.1(A) and (B) shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

     (d) It is not intended by the Lender, and nothing contained in this Agreement, any Note or any other Loan Document shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law (the "Maximum Rate"). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and if, in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event the Lender receives, collects or applies as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the applicable Obligation, and, if no such principal is then outstanding, such excess or part thereof remaining shall be paid to Borrower.

Section  3.2     Increased  Costs  and Reduced Returns.  Borrower agrees that if
                 -------------------------------------
any law now or hereafter in effect and whether or not presently applicable to the Lender or any request, guideline or directive of any Governmental Authority (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) or the interpretation or administration thereof by any Governmental Authority, shall either (a)(i) impose, affect, modify or deem applicable any reserve, special deposit, capital maintenance or similar requirement against any Loan, (ii) impose on the Lender any other condition regarding any Loan, this Agreement, the Note or the facilities provided hereunder, or (iii) result in any requirement regarding capital adequacy (including any risk-based capital guidelines) affecting the Lender being imposed or modified or deemed applicable to the Lender, or (b) subject the Lender to any taxes, not including taxes on the income of Lender, on the recording, registration, notarization or other formalization of the Loans or the Note, and the result of any event referred to in CLAUSE (A) or (B) above shall be to increase the cost to the Lender of making, funding or maintaining any Loan or to reduce the amount of any sum receivable by the Lender or the Lender's rate of return on capital with respect to any Loan to a level below that which the Lender could have achieved but for such imposition, modification or deemed applicability (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by Lender (in the exercise of its discretion) to be material, then, upon demand by the Lender, Borrower shall immediately pay to the Lender additional amounts which shall be sufficient to compensate the Lender for such increased cost, tax or reduced rate of return, and which amount shall be reimbursed to Borrower if Lender receives a refund or credit therefor. A certificate of the Lender to Borrower claiming compensation under this SECTION 3.2 shall be final, conclusive and binding on all parties for all purposes in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder, and the method by which such amounts were determined. In determining such amount, the Lender may use any reasonable averaging and attribution methods.

     Section 3.3     Manner of Payment.  Each payment (including prepayments) by
                     -----------------
Borrower on account of the principal of or interest on the Loans or of any fee or other amounts payable to the Lender under this Agreement or any Note shall be made not later than 2:00 p.m. on the date specified for payment under this Agreement (or if such day is not a Business Day, the next succeeding Business
Day) to the Lender at the Lender's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Borrower hereby irrevocably authorize the Lender and each Affiliate of the Lender to charge any account of Borrower maintained with the Lender or such Affiliate with such amounts as may be necessary from time to time to pay any Obligations when due.

     Section  3.4     Payments.
                      --------

     (a)     Scheduled Payments on Credit Loan.  Borrower shall make payments of
             ---------------------------------
interest accrued on the Credit Loans monthly, in arrears, beginning on the first day of the second full calendar month following the Effective Date and continuing on the first day of each calendar month thereafter and on the Loan Maturity Date. Borrower shall pay interest accrued on the Credit Loan after the Loan Maturity Date, on demand.

     (b)     Final Payment. On the Loan Maturity Date, Borrower shall pay to the
             -------------
Lender, in same day funds, an amount equal to the aggregate amount of the respective Loans outstanding and due on such date, together with accrued interest thereon, all fees payable to the Lender pursuant to the provisions of this Agreement, any and all other Obligations then outstanding.

     (c)     Interest  Calculation.  For  purposes of interest calculation only,
             ---------------------
(i) a payment by check, draft or other instrument received on a Business Day shall be deemed to have been applied to the relevant Obligation on the second following Business Day, (ii) a payment in cash or by wire transfer received at or before 2:00 p.m., St. Louis, Missouri time, on a Business Day shall be deemed to have been applied to the relevant Obligation on the Business Day when it is received, and (iii) a payment in cash or by wire transfer received on a day that is not a Business Day or after 2:00 p.m., St. Louis, Missouri time, on a Business Day shall be deemed to have been applied to the relevant Obligation on the next Business Day.

     (d)     Returned  Instruments.  If  a  payment  is  made by check, draft or
             ---------------------
other instrument and the check, draft or other instrument is returned to Lender unpaid, the application of the payment to the Obligation will be reversed and will be treated as never having been made.

     (e)     Compelled  Return  of  Payments  or Proceeds.  If Lender is for any
             --------------------------------------------
reason compelled to surrender any payment or any proceeds of any collateral under the Guaranty Security Documents because such payment or the application of such proceeds is for any reason invalidated, declared fraudulent, set aside, or determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, then this Agreement and the Obligations to which such payment or proceeds was applied or intended to be applied shall be revived as if such application was never made; and Borrower shall be liable to pay to Lender, and shall indemnify Lender for and hold Lender harmless from any loss with respect to, the amount of such payment or proceeds surrendered. This Section shall be effective notwithstanding any contrary action that Lender may take in reliance upon its receipt of any such payment or proceeds. Any such contrary action so taken by Lender shall be without prejudice to Lender's rights under this Agreement and shall be deemed to have been conditioned upon the application of such payment or proceeds having become final and irrevocable. The provisions of this Section shall survive the payment and satisfaction of all of the Obligations.

     (f)     Due  Dates Not on Business Days.  If any payment required hereunder
             -------------------------------
becomes due on a date that is not a Business Day, then such due date shall be deemed automatically extended to the next Business Day.


                        ARTICLE 4 - CONDITIONS PRECEDENT

     Section  4.1     Conditions  Precedent  to  All Loans.  Notwithstanding any
                      ------------------------------------
other provision of this Agreement, the Lender's obligation to make all Loans is subject to the fulfillment of each of the following conditions prior to or contemporaneously with the making of each such Loans:

     (a)     Closing  Documents.  The  Lender  shall  have  received each of the
             ------------------
following documents, or otherwise shall confirm the continuing effectiveness of any such documents, all of which shall be satisfactory in form and substance to the Lender and its counsel:

     (1)     this  Agreement,  duly  executed  and  delivered  by  Borrower;

     (2) certified copies of the Articles of Incorporation and by-laws of Borrower and any Subsidiary of Borrower as in effect on the Effective Date;

     (3) certified copies of all corporate action, including shareholder approval, if necessary, taken by Borrower to authorize the execution, delivery and performance of this Agreement and the other Loan Documents and the borrowings under this Agreement;

     (4) certificates of incumbency and specimen signatures with respect to each of the officers of Borrower who are authorized to execute and deliver this Agreement or any other Loan Document on behalf of the Borrower or any document, certificate or instrument to be delivered in connection with this Agreement or the other Loan Documents and to request borrowings under this Agreement;

     (5) a certificate evidencing the good standing of Borrower in the jurisdiction of its incorporation and in each other jurisdiction in which it is qualified as a foreign corporation to transact business;

     (6) the Financing Statements duly executed and delivered by each Guarantor, and evidence satisfactory to the Lender that the Financing Statements have been filed in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest;

     (7) copies of all the financial statements referred to in SECTION 5.1 and meeting the requirements thereof;

     (8) a certificate of the President of Borrower stating that (a) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, (b) no Default or Event of Default exists, and (c) states the Guaranty Sublimits;

     (9) copies of each of the other Loan Documents, duly executed by the parties thereto with evidence satisfactory to the Lender and its counsel of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments as the Lender may reasonably request; and

     (10) opinion of Borrower's counsel opining to such matters as Lender and/or its legal counsel may require.

     (c)     No Injunctions, Etc.  Except as disclosed in Borrower's most recent
             -------------------
10Q furnished to Lender for the quarter ended December 31, 2000, no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit or to obtain substantial damages in respect of or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby or which, in the Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

     (d)     Material Adverse Change.  As of the Effective Date, there shall not
             -----------------------
have occurred any change which, in the Lender's sole discretion, has had or may have a Material Adverse Effect as compared to the condition of Borrower and Guarantors presented by the most recent financial statements of Borrower and Guarantors.

     (e)     Solvency.  The  Lender shall have received evidence satisfactory to
             --------
it that, after giving effect to any such Loan (i) Borrower has assets having value, both at fair value and at present fair saleable value, greater than the amount of its liabilities, and (ii) Borrower's assets are sufficient in value to provide Borrower with sufficient working capital to enable it profitably to operate its businesses and to meet its obligations as they become due, and (iii) Borrower has adequate capital to conduct the business in which they are and propose to be engaged.

     (f)     No Default or Event of Default.  There shall be no Default or Event
             ------------------------------
of Default and all of the representations and warranties made or deemed to be made under this Agreement shall be true and correct at such time both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, except that representations and warranties which, by their terms, are applicable only to the Agreement Date shall be true and correct only as of that date.

     Section  4.2     Conditions  Precedent  to  Subsequent  Loan  Advances.
                      -----------------------------------------------------
Notwithstanding any other provision of this Agreement, the Lender's obligation to make any subsequent advance under the Credit Loans is subject to the fulfillment of each of the following conditions prior to or contemporaneously with the making of each such future Credit Loan:

     (a)     All  of  the  conditions  in  Section  4.1  have  been  and  remain
                                           ------------
satisfied;

     (b) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects as of the time of any such advance and with the same force and effect as if made at such time, with such exceptions as have been disclosed to Lender in writing by Borrower as addenda to the Schedules and are reasonably satisfactory to Lender, such representations and warranties shall be deemed made with respect to the most recent Financial
Statements  and  other  financial  data  delivered  by  Borrower  to  Lender;

     (c) There shall be no Existing Default and no Default or Event of Default will occur as a result of the making of the Loan Advance, as the case may be, or Borrower's use of the proceeds thereof;

     (d) Since the date of the most recent prior Loan Advance, as applicable, there shall not have been any change which has had or is reasonably likely to have a Material Adverse Effect on Borrower; and

     (e) Certificate of Borrowing Officer certifying (a) the proceeds of the Loan will be used for the purpose authorized pursuant to SECTION 6.5 of this Agreement, and (b) the Guaranty Sublimits.


             ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF BORROWER

     Section  5.1     Representations  and  Warranties.  Borrower represents and
                      --------------------------------
warrants  to  the  Lender  as  follows:

     (a)     Organization;  Power;  Qualification.  Borrower  is  a corporation,
             ------------------------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the power and authority to own properties and to carry on business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which failure to be so qualified and authorized would have a Material Adverse Effect.

     (b)     Subsidiaries  and  Ownership  of  Borrower.  Borrower  has  one
             ------------------------------------------
wholly-owned  Subsidiary:  The  Female  Health  Company  U.K.

     (c)     Authorization  of  Agreement,  Note,  Loan Documents and Borrowing.
             ------------------------------------------------------------------
Borrower has the right and power and has taken all necessary action to authorize it to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms and to borrow hereunder. This Agreement and each of the other Loan Documents to which it is a party have been duly executed and delivered by the duly authorized officers of Borrower and each is, or when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms.

     (d)     Compliance  of  Agreement,  Note, Loan Documents and Borrowing with
             -------------------------------------------------------------------
Laws,  Etc.  The  execution, delivery and performance of this Agreement and each
----------
of the other Loan Documents to which Borrower is a party in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any applicable law relating to Borrower or Guarantors or any of their Affiliates, (ii) conflict with, result in a breach of or constitute a default under (A) the articles of incorporation or by-laws of Borrower, (B) any indenture, agreement or other instrument to which Borrower or Guarantors is a party or by which any of its, his or their property may be bound or (C) any Governmental Approval relating to Borrower or Guarantor, or, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower.

     (e)     Compliance  with Law; Governmental Approvals.  Borrower (i) has all
             --------------------------------------------
Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations required by any applicable law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other applicable laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to Borrower or its properties, except in the case of both (i) and (ii) above for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Material Adverse Effect and in respect of which adequate reserves have been established on the books of Borrower.

     (f)     Litigation.  Except  as  disclosed  in  Borrower's  most recent 10Q
             ----------
furnished to Lender for the quarter ended December 31, 2000, there are no actions, suits or proceedings pending against or in any other way relating adversely to or affecting Borrower or any Guarantor or any of its, his, her or their property in any court or before any arbitrator of any kind or before or by any governmental body.

     (g)     Tax  Returns  and  Payments.  All  United States federal, state and
             ---------------------------
local and foreign national, provincial and local and all other tax returns of Borrower and Guarantors required by applicable law to be filed have been duly filed, and all United States federal, state and local and foreign national, provincial and local and all other taxes, assessments and other governmental charges or levies upon such entities and their properties, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under SECTION 8.3. The charges, accruals and reserves on the books of Borrower in respect of United States federal, state and local taxes and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of such entities are in the judgment of Borrower adequate.

     (h)     Burdensome  Provisions.  Neither Borrower nor any of the Guarantors
             ----------------------
is a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or applicable law, compliance with the terms of which might have a Material Adverse Effect.

     (i)     Financial  Statements.  Borrower has furnished to the Lender a copy
             ---------------------
of (i) its certified audited financial statement as of September 30, 2000, and the related statements of income, cash flow and retained earnings for the twelve-month period then ended and a summary of adjustments to such statements to comply with GAAP, and (ii) the balance sheet as of March 31, 2001 and the related statement of income for the 12 (and 6) month period, respectively, then ended. Such financial statements are complete and correct in all material respects and present fairly and in all material respects the financial position of Borrower as at the dates thereof and the results of operations of Borrower for the periods then ended, subject to normal year-end adjustments. Except as disclosed or reflected in such financial statements or the notes thereto, Borrower did not have any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of Borrower.

     (j)     Adverse  Change.  Since  the  date  of  the  financial  statements
             ---------------
described in CLAUSE (I) of SECTION 5.1(I), (i) no change in the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of Borrower has occurred that has had, or may have, a Material Adverse Effect, and (ii) no event has occurred or failed to occur which has had, or may have, a Material Adverse Effect.

     (k)     Absence of Defaults.  Borrower is not in default under its articles
             -------------------
of incorporation or by-laws and no event has occurred which has not been remedied, cured or waived (i) that constitutes a Default or an Event of Default or (ii) that constitutes or that, with the passage of time or giving of notice, or both, would constitute a default or event of default by Borrower under any material agreement (other than this Agreement) or judgment, decree or order to which Borrower is a party or by which Borrower or any of its properties may be bound or which would require Borrower to make any payment thereunder prior to the scheduled maturity date therefor.

     (l)     Accuracy and Completeness of Information.  All written information,
             ----------------------------------------
reports and other papers and data produced by or on behalf of Borrower and furnished to the Lender were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, no fact is known to Borrower which has had, or may in the future have, a Material Adverse Effect which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in SECTION 5.1(I), or in such written information, reports or other papers or data or otherwise disclosed in writing to the Lender prior to the Effective Date. The documents furnished or written statements, taken as a whole, made to the Lender by Borrower in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents do not contain any untrue statement of a fact material to the creditworthiness of Borrower and do not omit to state a material fact necessary in order to make the statements contained therein not misleading.

     (m)     Place  of  Business.  The  chief  executive  office  and  business
             -------------------
locations  of  Borrower  is  set  forth  in  SCHEDULE  5.1(M).

     (n)     Federal  Regulations.  Borrower  is  not engaged, principally or as
             --------------------
one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System).

     (o)     Investment Company Act.  Borrower is not an "investment company" or
             ----------------------
a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

     (p)     ERISA.  Neither  Borrower  nor  any  Related  Company  maintains or
             -----
contributes to any Benefit Plan other than those listed on SCHEDULE 5.1(P). Each Benefit Plan is in substantial compliance with ERISA, and neither Borrower nor any Related Company has received any notice asserting that a Benefit Plan is not in compliance with ERISA. No material liability to the PBGC or to a Multiemployer Plan has been, or is expected by Borrower to be, incurred by Borrower or any Related Company.

     (q)     Employee  Relations.  Borrower  is  not  party  to  any  collective
             -------------------
bargaining agreement. Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other labor disputes involving its employees or those of its Subsidiaries.

     (r)     Shares;  Warrants.  A  description  of  the  capital  structure  of
             -----------------
Borrower, including, the total number and classes of shares authorized, issued and outstanding in each such class, a description of any and all stock options, and a description of any and all warrants convertible into common stock of Borrower are set forth on SCHEDULE 5.1(R) attached hereto, which schedule contains the names of the parties to which stock options and warrants have been issued, as well as the amount of any and all such options and warrants. There are no claims, liens or encumbrances presently existing or outstanding with respect to the Shares.

     Section  5.2     Survival  of  Representations  and  Warranties,  Etc.  All
                      ----------------------------------------------------
representations and warranties set forth in this ARTICLE 5 and in other Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, including, but not limited to, each Loan Advance, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lender or any borrowing hereunder.


                        ARTICLE 6 - AFFIRMATIVE COVENANTS

     Until all of the Obligations have been indefeasibly paid in full, Borrower and Subsidiaries will:

     Section  6.1     Preservation  of  Corporate Existence and Similar Matters.
                      ---------------------------------------------------------
Preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except to the extent the failure to do so would not have a Material Adverse Effect.

     Section 6.2     Compliance with Applicable Law.  Comply with all applicable
                     ------------------------------
laws  relating  to  Borrower.

     Section 6.3     Payment of Taxes and Claims.  Pay or discharge when due (a)
                     ---------------------------
all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, would become a Lien on any properties of Borrower.

     Section  6.4     Accounting  Methods  and  Financial  Records.  Maintain  a
                      --------------------------------------------
system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied.

     Section  6.5     Restrictions  on  Use  of Proceeds.  Borrower will use the
                      ----------------------------------
proceeds of the Credit Loan only (i) to redeem some of the outstanding corporate securities issued by the Borrower, (ii) any excess proceeds remaining after redemption of the outstanding corporate securities may be used to repay the twelve percent (12%) promissory notes owed by Borrower to members of the Borrower's board of directors, and (iii) pay costs, expenses and fees related to the transaction contemplated by this Agreement up to a maximum amount of eighty five thousand dollars ($85,000).

     Section 6.6     Hazardous Waste and Substances; Environmental Requirements.
                     ----------------------------------------------------------
In addition to, and not in derogation of, the requirements of SECTION 6.2 and of the Guaranty Security Documents, governmental standards and regulations applicable to Borrower or to any of its assets in respect of occupational health and safety laws, rules and regulations and Environmental Laws, promptly notify the Lender of its receipt of any notice of a violation of any such law, rule, standard or regulation and indemnify and hold the Lender harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon the Lender on account of Borrower's failure to perform its obligations under this
SECTION  6.6.

     Section 6.7     Accuracy of Information.  All written information, reports,
                     -----------------------
statements and other papers and data furnished to the Lender, whether pursuant to ARTICLE 7 or any other provision of this Agreement or any of the other Loan Documents, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Lender true and accurate knowledge of the subject matter.

     Section  6.8     Revisions  or  Updates  to  Schedules.  Should  any of the
                      -------------------------------------
information or disclosures provided on any of the Schedules originally attached hereto become incorrect in any material respect, Borrower shall provide as soon as possible (but by no later than the end of the then current fiscal quarter of Borrower) to the Lender such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s); PROVIDED that no such revisions or updates to any Schedule(s) shall be deemed to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s) unless and until the Lender, in its sole discretion, shall have accepted in writing such revisions or updates to such Schedule(s).

     Section  6.9     Conduct  of  Business.  Engage  only  in  businesses  in
                      ---------------------
substantially the same fields as the businesses conducted on the Effective Date.

     Section  6.10     Insurance.  Borrower  shall  at  all  times  maintain, in
                       ---------
addition to the insurance required by any of the Guaranty Security Documents, insurance with responsible insurance companies against such risks, in such amounts as in amounts and under policies issued by insurers acceptable to the Lender, including such theft, hazard, public liability, products liability, third party property damage and business interruption insurance as is consistent with reasonable business practices. All premiums on such insurance shall be paid by Borrower and copies of the policies delivered to the Lender.

     Section 6.11.     Issuance of Shares.  In the event of Lender's exercise of
                       ------------------
the Warrant, the Borrower covenants that the Shares shall be duly and validly issued, fully-paid and non-assessable.

     Section 6.12     Reservation of Shares Upon Conversion.  The Borrower shall
                      -------------------------------------
at all times reserve and keep available out of its authorized but unissued or treasury shares of common stock, solely for the purpose of effecting the exercise of the Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of the Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of the Warrant, in addition to such other remedies as shall be available to the Lender under any of the Loan Documents, the Borrower will either take such corporate action as may be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes, or the Borrower will take any and all action necessary to reduce the amount of common stock held by other shareholders of the Borrower in order to make a sufficient amount of common stock available for the Lender fully exercise the Warrant.


                             ARTICLE 7 - INFORMATION

     Until all of the Obligations have been indefeasibly paid in full, Borrower will furnish to the Lender at the Lender's Office:

     Section  7.1     Financial  Statements.
                      ---------------------

     (a)     Certified  Year-End  Statements.  As  soon as available, but in any
             -------------------------------
event within 120 days after the end of each fiscal year of Borrower, copies of the balance sheet of Borrower, as at the end of such fiscal year and the related statements of income, shareholders' equity and cash flow for such fiscal year, in each case setting forth in comparative form the figures for the previous year-end and reported on, without qualification, certified by independent certified public accountants selected by Borrower, and acceptable to the Lender.

     (b)     Quarterly  Financial  Statements.  As soon as available, but in any
             --------------------------------
event within 45 days after the end of each fiscal quarter of Borrower copies of the unaudited balance sheet of Borrower as at the end of such fiscal quarter and the related unaudited income statement for such fiscal quarter and for the portion of the fiscal year of Borrower through such quarter, and, with respect to such quarterly financial statements delivered at the end of each fiscal year of Borrower, such financial statement shall be certified by the chief financial officer of Borrower to the best of his or her knowledge as presenting fairly the financial condition and results of operations of Borrower as at the date thereof and for the periods ended on such date, subject to normal year end adjustments.

     (c)     Guarantor  Financial  Statements.  As soon as available, but in any
             --------------------------------
event within 30 days after the filings of annual federal income tax returns, the financial statements of each Guarantor and the most recent filed federal income tax return, including without limitation, a balance sheet and income statement as of the end of such fiscal year. Any and all such guarantor financial statements shall be in a form that is acceptable to Lender, in its sole reasonable discretion.

          All such financial statements shall be complete and correct in all material respects and, commencing with annual financial statements for the fiscal year ending September 30, 2000, all such financial statements shall be prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of footnotes) applied consistently throughout the periods reflected therein.

     Section  7.2     Authorization.  Borrower  authorizes the Lender to discuss
                      -------------
the financial condition of Borrower with Borrower's independent certified public accountants and agrees that such discussion or communication shall be without liability to either the Lender or Borrower's independent certified public accountants.

     Section  7.3     Copies  of  Other  Reports.
                      --------------------------

     (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to Borrower by its independent public accountants, including, without limitation, all management reports.

     (b) Promptly upon preparation and filing of the same, copies of any and all filings with the Securities and Exchange Commission ("SEC"), including, but not limited to, Forms 10-K, 10-Q and any other material reports filed with the SEC.

     (c) From time to time and promptly upon each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of Guarantors and Borrower as the Lender may reasonably request. The rights of the Lender under this SECTION 7.4(C) are in addition to and not in derogation of its rights under any other provision of this Agreement or any Loan Document.

     Section  7.4     Notice  of  Litigation  and  Other  Matters.
                      -------------------------------------------

     Notice of: (a) the commencement of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating adversely to, or adversely affecting, a Guarantor, Borrower, any Subsidiary of Borrower or any of their respective property, assets or businesses, (b) any amendment of the articles of incorporation and/or by-laws of Borrower, (c) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of a Guarantor, Borrower, any Subsidiary of Borrower and any change in the executive officers of Borrower which would reasonably be expected to have a Material Adverse Effect, and (d) any (i) Default or Event of Default, or (ii) event that constitutes or that, with the passage of time or giving of notice or both, would constitute a default or event of default by Borrower or Guarantors under any material agreement (other than this Agreement) to which Borrower or Guarantors are a party or by which Borrower or Guarantors or any of its or their property may be bound if the exercise of remedies thereunder by the other party to such agreement would have, either individually or in the aggregate, a Material Adverse Effect.

     Section 7.5     ERISA.  As soon as possible and in any event within 30 days
                     -----
after Borrower knows, or has reason to know, that: (a) any Termination Event with respect to a Benefit Plan has occurred or will occur, (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Plans has increased to an amount in excess of $0, or (c) Borrower are in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, (d) a certificate of the President or the chief financial officer of Borrower setting forth the details of such of the events described in CLAUSES (A) through (C) as applicable and the action which is proposed to be taken with respect thereto and, simultaneously with the filing thereof, copies of any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the events described in CLAUSES (A) through
(C)  as  applicable.

                         ARTICLE 8 - NEGATIVE COVENANTS

     Until all of the Obligations have been indefeasibly paid in full, Borrower will not directly or indirectly, and will not permit any Subsidiary directly or indirectly:

     Section  8.1     Merger,  Consolidation  and  Sale  of  Assets.  Merge  or
                      ---------------------------------------------
consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person.

     Section  8.2     Transactions with Affiliates.  Effect any transaction with
                      ----------------------------
any Affiliate on a basis less favorable to Borrower than would be the case if such transaction had been effected with a Person not an Affiliate.

     Section  8.3.     Protection  of  Lender's Rights.  By any amendment of the
                       -------------------------------
Borrower's Articles of Incorporation or By-laws, or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, seek to avoid the observance or performance hereof, but will at all times take such actions as are necessary or appropriate in order to protect the rights of, Lender under the Loan Documents, including, but not limited to, this Agreement, the Warrant and the Registration Rights Agreement.

     Section  8.4     Dividends/Distributions.  Declare,  pay  or  set apart for
                      -----------------------
payment any cash dividend or other distribution (or take any action which would have an equivalent effect) to the shareholders of the Borrower, until the Obligations have been paid in full.

     Section  8.5     Reclassification, Merger, Sale of Assets, etc  Reorganize,
                      ---------------------------------------------
change its capital structure, change the outstanding amount of Shares (other than, upon prior notice to the Lender, the issuance of shares to raise capital) or change any of the shareholders rights under the Borrower's Articles of Incorporation or any shareholder agreement, or merge with, sale or convey to or with another corporation, limited liability company, or other business organization, any of the property of the Borrower, as an entirety or substantially as an entirety, at any time before the payment in full of the Obligations, absent the Lender's express prior written consent.

     Section  8.6     Split,  Subdivision  or Combination of Shares. At any time
                      ---------------------------------------------
before payment of the Obligations in full, subdivide its outstanding Shares, by split-up or otherwise, or combine its outstanding Shares, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Shares, without proportionately increasing the number of shares issuable upon the exercise of the Warrant, or proportionately decreasing the same in the case of a combination.

     Section  8.7     No  Impairment  By  amendment  of  its  Articles  of
                      --------------
Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by the Borrower, but will at all times in good faith assist in the carrying out of all the provisions of the Loan Documents and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Lender against impairment.

     Section  8.8     Warrants.  Authorize  or  issue  any  warrant  for  the
                      --------
subscription an purchase of shares of common stock of Borrower, without the express prior written consent of Lender.


                               ARTICLE 9 - DEFAULT

     Section  9.1     Events of Default.  Each of the following shall constitute
                      -----------------
an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

     (a)     Default in Payment of Loans.  Borrower shall default in any payment
             ---------------------------
of principal of, or interest on, any of the Loans or the Note on the due date (whether at maturity, by reason of acceleration or otherwise).

     (b)     Other  Payment  Default.  Borrower shall default in the payment, as
             -----------------------
and when due, of principal of or interest on, any other Obligation, and such default shall continue for five (5) days after demand.

     (c)     Misrepresentation.  Any  representation  or warranty made or deemed
             -----------------
to be made by any of the Borrower under this Agreement or any other Loan Document or any amendment hereto or thereto shall at any time prove to have been incorrect or misleading in any material respect when made.

     (d)     Default  in  Performance.  (i)  Borrower  shall  default  in  the
             ------------------------
performance or observance of a term, covenant, condition or agreement contained in ARTICLES 6, 7 OR 8; (ii) Borrower shall default in the performance or observance of any other term, covenant, condition or agreement contained in this Agreement and the default is not cured to the satisfaction of Lender within ten
(10) days after the sooner to occur of Borrower' receipt of notice of such default from Lender or the date on which such default first became known to any officer of Borrower; or (iii) Borrower shall default in the performance or observance of any non-payment term, covenant, condition or agreement related to the Loans and the passage without cure of the applicable cure period, if any.

     (e)     Indebtedness  Cross-Default.  (i)  Borrower or any Subsidiary shall
             ---------------------------
fail to pay when due and payable the principal of or interest on any Indebtedness (other than the Loans or Note), which Indebtedness is in an amount equal to or greater than $100,000.00 or (ii) the maturity of any Indebtedness shall have been accelerated as a result of such default or event of default in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, where such Indebtedness is in an amount equal to or greater than $100,000.00 or (iii) any event shall have occurred and be continuing which, with or without the passage of time or the giving of notice, or both, would permit any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate such maturity where such Indebtedness is in an amount equal to or greater than $100,000.00.

     (f)     Other  Cross-Defaults.  Borrower  shall default in the payment when
             ---------------------
due or in the performance or observance of any obligation or condition of any material agreement, contract, security or lease.

     (g)     Voluntary  Bankruptcy Proceeding.  Any Obligor shall (i) commence a
             --------------------------------
voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) commence a proceeding seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due,
(vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

     (h)     Involuntary  Bankruptcy  Proceeding.  A  case  or  other proceeding
             -----------------------------------
shall be commenced against any Obligor in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any Obligor or of all or any substantial part of the assets, domestic or foreign, of any Obligor, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against any Obligor (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     (i)     Loan Documents.  Any event of default or Event of Default under any
             --------------
other Loan Document shall occur or any Obligor shall default in the performance or observance of any material term, covenant, condition or agreement contained in, or the payment of any other sum covenanted to be paid by any Obligor under, any such Loan Document; or any provision of this Agreement, or of any other Loan Document after delivery thereof hereunder, shall for any reason cease to be valid and binding, or any Obligor or other party thereto (other than the Lender) shall so state in writing; or this Agreement or any other Loan Document, after delivery thereof hereunder, shall for any reason cease to create a valid, perfected and, first priority Lien on, or security interest in, any of the collateral purported to be covered thereby.

     (j)     Judgment.  A judgment or judgments in an amount, individually or in
             --------
the aggregate, in excess of $50,000.00 shall be entered against any Obligor by any court and such judgment or order shall continue undischarged or unstayed for 30 days.

     (k)     Attachment.  A  warrant  or  writ  of  attachment  or  execution or
             ----------
similar process shall be issued against any property of any Obligor and such warrant or process shall continue undischarged or unstayed for 60 days.

     (l)     Material  Adverse  Change.  There  occurs any act, omission, event,
             -------------------------
undertaking or circumstance or series of acts, omissions, events, undertakings or circumstances which have, or in the sole judgment of the Lender would have, either individually or in the aggregate, a Material Adverse Effect.

     (m)     ERISA.  (i)  Any  Termination  Event with respect to a Benefit Plan
             -----
shall occur that, after taking into account the excess, if any, of (A) the fair market value of the assets of any other Benefit Plan with respect to which a Termination Event occurs on the same day (but only to the extent that such excess is the property of Borrower) over (B) the present value on such day of all vested nonforfeitable benefits under such other Benefit Plan, results in an Unfunded Vested Accrued Benefit in excess of $___, (ii) any Benefit Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Code and ERISA, or (iii) Borrower are in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower' complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

     (n)     Change  of  Management.  Any  change,  without  the  prior  written
             ----------------------
consent  of  Lender  on  each  occasion,  in the following executive officers of
Borrower:  Chief  Executive  Officer.

     Section  9.2     Remedies.
                      --------

     (a)     Automatic  Acceleration  and  Termination  of Facilities.  Upon the
             --------------------------------------------------------
occurrence of an Event of Default specified in SECTION 9.1(G) or (H), (i) the principal of and the interest on the Loans and the Note at the time outstanding, and all other amounts owed to the Lender under this Agreement or any of the Loan Documents and all other Obligations, shall thereupon become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the commitment of the Lender to make advances under this Agreement shall immediately terminate.

     (b)     Other  Remedies.  If  any Event of Default (other than as specified
             ---------------
in SECTION 9.1(G) or (H)) shall have occurred and be continuing, the Lender, in its sole and absolute discretion, may do any of the following: (i) declare the principal of and interest on the Loans and the Note at the time outstanding, and all other amounts owed to the Lender under this Agreement or any of the Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding, together with interest on such amounts at the Default Rate; and (ii) terminate the Loan and any commitment of the Lender to make advances hereunder.

     (c)     Further  Remedies.  If any Event of Default shall have occurred and
             -----------------
be continuing, the Lender, in its sole and absolute discretion, may exercise any and all of its rights under any and all of the Guaranty Security Documents.

     Section  9.3     Application  of Proceeds.  All proceeds from each sale of,
                      ------------------------
or other realization upon, all or any part of any collateral under the Guaranty Security Documents following an Event of Default shall be applied or paid over as follows: (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees, (b) Second: to the payment of the Obligations (with Borrower remaining liable for any deficiency) in any order which the Lender may elect, and (c)
Third: the balance (if any) of such proceeds shall be paid to Borrower or, subject to any duty imposed by law or otherwise, to whomsoever is entitled thereto.

     Section  9.4     Miscellaneous  Provisions  Concerning  Remedies.
                      -----------------------------------------------

     (a)     Rights  Cumulative.  The  rights  and  remedies of the Lender under
             ------------------
this Agreement, the Note and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising such rights and remedies, the Lender may be selective and no failure or delay by the Lender in exercising any right shall operate as a waiver of such right nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     (b)     Limitation  of  Liability.  Nothing  contained in this ARTICLE 9 or
             -------------------------
elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating the Lender or any agent or designee of the Lender to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice, and neither the Lender nor any of its agents or designees shall have any liability to Borrower for actions taken pursuant to this ARTICLE 9, any other provision of this Agreement or any of the Loan Documents, so long as the Lender or such agent or designee shall act reasonably and in good faith.

     (c)     Appointment  of  Receiver.  In any action under this ARTICLE 9, the
             -------------------------
Lender shall be entitled to the appointment of a receiver, without notice of any kind whatsoever, to exercise such power as the court shall confer upon such receiver.


                           ARTICLE 10 - MISCELLANEOUS

     Section  10.1     Notices.
                       -------

     (a)     Method  of  Communication.  All  notices  and  the  communications
             -------------------------
hereunder and thereunder shall be in writing. Notices in writing shall be delivered personally or sent by overnight courier service, by certified or registered mail, postage pre-paid, or by facsimile transmission and shall be deemed received, in the case of personal delivery, when delivered, in the case of overnight courier service, on the next Business Day after delivery to such service, in the case of mailing, on the third day after mailing (or, if such day is a day on which deliveries of mail are not made, on the next succeeding day on which deliveries of mail are made) and, in the case of facsimile transmission, upon transmittal.

     (b)     Addresses for Notices.  Notices to any party shall be sent to it at
             ---------------------
the following addresses, or any other address of which all the other parties are notified in writing.

             If  to  Borrower:        The  Female  Health  Company
                                      875  North  Michigan  Avenue
                                      Chicago,  Illinois  60611
                                      Attention:  O.  B.  Parrish
                                      Facsimile  No.:  312/280-9360

             If  to  the  Lender:     Heartland  Bank
                                      212  S.  Central  Avenue
                                      St.  Louis,  Missouri  63105
                                      Attention:  David  Puricelli
                                                  Andrew  S.  Love
                                      Facsimile  No.:  314/512-8501

     (c)     Lender's  Office.  The  Lender  hereby  designates  its  office
             ----------------
designated above or any subsequent office which shall have been specified for such purpose by written notice to Borrower, as the office to which payments due are to be made and at which Loans will be disbursed.

     Section  10.2     Expenses.  Borrower  agree  to pay or reimburse on demand
                       --------
all costs and expenses incurred by the Lender, including, without limitation, the reasonable fees and disbursements of counsel, in connection with the preparation, due diligence, administration, enforcement and termination of this Agreement and each of the other Loan Documents including. The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by Borrower.

     Section  10.3     Stamp  and  Other  Taxes.  Borrower  will pay any and all
                       ------------------------
stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder.

     Section  10.4     Setoff.  In  addition  to  any  rights  now  or hereafter
                       ------
granted under applicable law, and not by way of limitation of any such rights, upon and after the occurrence of any Default or Event of Default, the Lender is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lender to or for the credit or the account of Borrower against and on account of the Obligations irrespective of whether or not (a) the Lender shall have made any demand under this Agreement or any of the Loan Documents, or (b) the Lender shall have declared any or all of the Obligations to be due and payable as permitted by
SECTION  9.2  and  although  such  Obligations shall be contingent or unmatured.

     SECTION  10.5     Dispute  Resolution.
                       -------------------

     (a)     Consent  to  Jurisdiction;  Waiver  of  Venue Objection; Service of
             -------------------------------------------------------------------
Process.  WITHOUT  LIMITING  THE  RIGHT  OF  THE  LENDER  TO BRING ANY ACTION OR
-------
PROCEEDING AGAINST THE BORROWER OR AGAINST PROPERTY OF THE BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT (AN "ACTION") IN THE COURTS OF OTHER JURISDICTIONS, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT OR ANY FEDERAL COURT SITTING IN ST. LOUIS CITY OR COUNTY, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH MISSOURI STATE COURT OR IN SUCH FEDERAL COURT. THE BORROWER HEREBY IRREVOCABLY WAIVES AND DISCLAIMS, TO THE FULLEST EXTENT THAT THE BORROWER MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF ANY ACTION IN ANY JURISDICTION. THE BORROWER HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE BORROWER'S ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO DELIVERED, AND THE BORROWER WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. THE BORROWER MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT THE BORROWER'S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

     (b)     Waiver  of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY LAW, THE
             ---------------------
BORROWER HEREBY WAIVES AND DISCLAIMS ANY RIGHT TO TRIAL BY JURY (WHICH THE LENDER ALSO WAIVES AND DISCLAIMS) IN ANY ACTION, SUIT, PROCEEDING OR
COUNTERCLAIM  OF  ANY  KIND  ARISING  OUT  OF  OR  RELATING  TO  THIS  NOTE.

     Section  10.7     Reversal  of  Payments.  To  the  extent Borrower makes a
                       ----------------------
payment or payments to the Lender or the Lender receives any payment or proceeds of any collateral for the Guaranty Security Documents for Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, the Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Obligations, and, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Lender.

     Section 10.8     Injunctive Relief.  Borrower recognizes that, in the event
                      -----------------
Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lender; therefore, Borrower agrees that the Lender, at the Lender's option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section  10.9     Accounting  Matters.  All  financial  and  accounting
                       -------------------
calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by Borrower to determine whether it is in compliance with any covenant contained herein, shall, unless there is an express written direction or consent by the Lender to the contrary, be performed in accordance with GAAP.

     Section  10.10     Assignment;  Participation.  All  the provisions of this
                        --------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights under this Agreement. The Lender may assign or participate to one or more Persons, all or a portion of its rights and obligations hereunder and under the Note and, in connection with any such assignment, may assign its rights and obligations under the Guaranty Security Documents. The Lender may, in connection with any assignment or participation, disclose to the assignee or participant any information relating to Borrower furnished to the Lender by or on behalf of Borrower.

     Section  10.11     Amendments.  Any  term, covenant, agreement or condition
                        ----------
of this Agreement or any of the other Loan Documents may be amended or waived and any departure therefrom may be consented to if, but only if, such amendment, waiver or consent is in writing signed by the Lender and, in the case of an amendment, by Borrower. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     Section  10.12     Performance of Borrower' Duties.  Borrower's obligations
                        -------------------------------
under this Agreement and each of the Loan Documents shall be performed by Borrower at its sole cost and expense. If Borrower shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the Loan Documents, the Lender may (but shall not be obligated to) do the same or cause it to be done either in the name of the Lender or in the name and on behalf of Borrower, and Borrower hereby irrevocably authorizes the Lender so to act.

     Section 10.13     Indemnification.  Borrower agrees to reimburse the Lender
                       ---------------
for all reasonable costs and expenses, including counsel fees and disbursements, incurred and to indemnify and hold the Lender harmless from and against all losses suffered by the Lender, other than losses resulting from the Lender's gross negligence or willful misconduct, in connection with (a) the exercise by the Lender of any right or remedy granted to it under this Agreement or any of the Loan Documents, (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents.

     Section 10.14     All Powers Coupled with Interest.  All powers of attorney
                       --------------------------------
and other authorizations granted to the Lender and any Persons designated by the Lender pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Loans have not been terminated.

     Section  10.15     Survival.  Notwithstanding  any  termination  of  this
                        --------
Agreement, (a) until all Obligations have been paid in full and the Credit Facility terminated, the Lender shall retain its Security Interest and shall retain all rights under this Agreement and each of the Guaranty Security Documents with as fully as though this Agreement had not been terminated, and
(b) the indemnities to which the Lender is entitled under the provisions of this
ARTICLE 10 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Lender against events arising after such termination as well as before.

     Section  10.16     Severability  of  Provisions.  Any  provision  of  this
                        ----------------------------
Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 10.17     Governing Law.  This Agreement and the Note and the other
                       -------------
Loan Documents shall be construed in accordance with and governed by the law of the State of Missouri.

     Section  10.18     Counterparts.  This  Agreement  may  be  executed in any
                        ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     Section  10.19     Final  Agreement.  This  Agreement  and  the  other Loan
                        ----------------
Documents are intended by the parties hereto as the final, complete and exclusive expression of the agreement among them with respect to the subject matter hereof and thereof. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements between the parties hereto relating to the subject matter hereof and thereof.

     SECTION  10.20     PURCHASE  OF  INSURANCE.  UNLESS  YOU, BORROWER, PROVIDE
                        -----------------------
EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, THE LENDER, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS UNDER THIS AGREEMENT. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF WE PURCHASE INSURANCE, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OF EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

     SECTION  10.21     ORAL AGREEMENTS.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN
                        ---------------
MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU
(BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS
WE MAY LATER AGREE IN WRITING TO MODIFY IT. THE LOAN DOCUMENTS, AS AMENDED, MODIFIED AND SUPPLEMENTED HEREBY, ARE INCORPORATED HEREIN BY THIS REFERENCE AND SHALL BE DEEMED TO CONSTITUTE A PART OF THIS WRITING.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in St. Louis, Missouri by their duly authorized officers in several counterparts all as of the day and year first written above.

                  THIS AGREEMENT CONTAINS A BINDING JURY WAIVER
                 PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                            BORROWER:

                                            THE  FEMALE  HEALTH  COMPANY


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            LENDER:

                                            HEARTLAND  BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

STATE  OF  _________________     )
                                 )  ss.
________  OF  _______________    )


          On  this  ___  day  of  May,  2001,  before  me  appeared
_______________________, to me known to be the person described in and who executed the foregoing instrument, as the _____________ of The Female Health Company, a Wisconsin corporation, and acknowledged that he executed the same as the free act and deed of said corporation and is acting for and on behalf of and as an officer of the said corporation.


                                   ____________________________________
                                   Notary  Public

My  Commission  Expires:


                                   ____________________________